UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2020 (May 19, 2020)

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13111	94-3229046
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

100 South Sanders Rd., Suite 300,

Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: none

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 17, 2020, Assertio Therapeutics, Inc. ("Assertio Therapeutics" or "Assertio") announced plans to merge with Zyla Life Sciences (the “Merger”) and in connection with the Merger, to create a new public holding company, Assertio Holdings, Inc. (“Assertio Holdings”), by implementing a holding company reorganization (the “Assertio Reorganization”). As a result of the Assertio Reorganization, Assertio Holdings became the successor issuer to Assertio Therapeutics, Inc. Following the consummation of the Assertio Reorganization, shares of Assertio Holdings Common Stock are expected to continue to trade on Nasdaq on an uninterrupted basis under the symbol "ASRT" with new CUSIP number #04546C 106.

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Reorganization

As contemplated in the Merger, on May 19, 2020, Assertio implemented the Assertio Reorganization pursuant to an Agreement and Plan of Merger (the “Reorganization Merger Agreement”), dated as of May 19, 2020, by and among Assertio, Assertio Holdings and a wholly-owned subsidiary formed to effectuate the Assertio Reorganization. As a result of the transactions contemplated in the Reorganization Merger Agreement, Assertio Therapeutics is a direct, wholly-owned subsidiary of Assertio Holdings, with Assertio Holdings assuming Assertio’s listing on the Nasdaq Stock Market. Each issued and outstanding share of common stock, $0.0001 par value per share, of Assertio Therapeutics ("Assertio Common Stock") immediately prior to the Assertio Reorganization automatically converted into an equivalent corresponding share of common stock, $0.0001 par value per share, of Assertio Holdings ("Assertio Holdings Common Stock") having the same designations, rights, powers, preferences, qualifications, limitations and restrictions as the converted share of Assertio Common Stock. The stockholders of Assertio Therapeutics will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Assertio Reorganization.

The Assertio Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Assertio Reorganization, unless exchanged, stock certificates that previously represented shares of Assertio Common Stock now represent the same number of shares of Assertio Holdings Common Stock.

Following the consummation of the Assertio Reorganization, shares of Assertio Holdings Common Stock continue to trade on the Nasdaq Stock Market on an uninterrupted basis under the symbol "ASRT" with new CUSIP number #04546C 106. Immediately after consummation of the Assertio Reorganization, Assertio Holdings has, on a consolidated basis, the same assets, businesses and operations as Assertio Therapeutics had immediately prior to the consummation of the Assertio Reorganization.

As a result of the Assertio Reorganization, Assertio Holdings became the successor issuer to Assertio Therapeutics pursuant to 12g-3(a) of the Exchange Act and, as a result, the Assertio Holdings Common Stock shares are deemed registered under Section 12(b) of the Exchange Act and Assertio Holdings is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder.

The foregoing descriptions of the Assertio Reorganization and the Reorganization Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Reorganization Merger Agreement, which is filed as Exhibit 2.1 and which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Assertio Reorganization, Assertio notified NASDAQ that the Assertio Reorganization had been completed and requested that the listing for the Assertio Common Stock be transferred to Assertio Holdings. Following this transfer of the listing, which was effective as of May 20, 2020, Assertio Holdings’ Common Stock trades under the symbol “ASRT”.

Following the transfer of the listing, NASDAQ filed with the U.S. Securities and Exchange Commission an application on Form 25 to delist the Assertio shares from NASDAQ and deregister the Assertio shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assertio intends to file a certificate on Form 15 requesting that Assertio shares be deregistered under the Exchange Act, and that Assertio’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of Assertio Holdings to the Exchange Act Section 12(b) registration and reporting obligations of Assertio).

Item 3.03.	Material Modification of Rights of Securityholders.

Upon consummation of the Assertio Reorganization, each share of Assertio Therapeutics Common Stock issued and outstanding immediately prior to the Assertio Reorganization automatically converted into an equivalent corresponding share of Assertio Holdings Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Assertio Therapeutics Common Stock being converted.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Upon consummation of the Assertio Reorganization, the board of directors was reduced to three members. The following directors resigned from the board as of the effective time of the Assertio Reorganization: Arthur J. Higgins, Heather L. Mason, William T. McKee, Peter D. Staple, James L. Tyree, David E. Wheadon, Karen A. Dawes, James P. Fogarty and James J. Galeota, Jr.

The following persons were appointed the directors of Assertio as of the effective time of the Assertio Reorganization:

Name	Age	Position with Assertio
Todd N. Smith	51	President, Chief Executive Officer and Director
Daniel A. Peisert	45	Executive Vice President, Chief Financial Officer and Director
Thomas Allison	68	Independent Director

Thomas J. Allison III is a renowned expert in business stabilization/growth. Since May 2018, Mr. Allison has served as a Senior Advisor at Portage Point Partners, a corporate interim management and business advisory firm. He also serves on the board and Audit Committee chair of Monroe Capital, a position he has held since April 2013. From February to August 2014, Mr. Allison was Chairman of the Board and President of Forge Group, Inc. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Assertio Reorganization, the Certificate of Incorporation of Assertio Therapeutics was amended to add a provision, as required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Assertio Therapeutics, other than the election or removal of directors, that requires for its adoption under the DGCL or the Certificate of Incorporation of Assertio Therapeutics, the approval of the stockholders of Assertio Therapeutics shall require the approval of the stockholders of Assertio Holdings by the same vote as is required by the DGCL and/or the Certificate of Incorporation of Assertio Therapeutics. The Bylaws of Assertio Therapeutics were amended to reduce the size of the board of directors of Assertio and to make certain other amendments appropriate for a wholly-owned subsidiary.

The foregoing descriptions of the amendments to the Certificate of Incorporation and the Amended and Restated Bylaws of Assertio Therapeutics do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Merger and the Bylaws, which are filed as Exhibit 3.2 and 3.3, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting on May 19, 2020 to consider and vote on the following proposals: (i) to approve the issuance of shares of Assertio Holdings Common Stock in connection with the Merger with Zyla (Proposal 1) (ii) the election of nine directors to hold office until the 2021 Annual Meeting of Stockholders (Proposal 2); (iii) to approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2014 Omnibus Incentive Plan (Proposal 3); (iv) to approve an increase in the number of shares available for issuance under Assertio's Amended and Restated 2004 Employee Stock Purchase Plan (Proposal 4); (v) to approve an amendment to Assertio's certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-4 (Proposal 5); (vi) to approve, on an advisory basis, the compensation of Assertio's named executive officers (Proposal 6); (vii) to approve, on an advisory basis, Merger-related executive compensation arrangements (Proposal 7); and (viii) to ratify the appointment of Ernst & Young LLP as Assertio's independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 8).

A summary of the final voting results for each of the eight matters voted upon by the stockholders at the 2020 Annual Meeting is set forth below.

Proposal 1: The stockholders of the Company approved the issuance of shares of Assertio Holdings Common Stock in connection with the Merger with Zyla. The votes on Proposal 1 were as follows:

Votes For	44,392,753
Votes Against	4,320,284
Abstentions	2,418,396
Broker Non-Votes	17,483,188

Proposal 2: The stockholders of the Company elected each of the nine nominees to serve on the Board of Directors for a term to expire at the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 2 were as follows:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
James P. Fogarty	46,882,581	3,177,875	1,070,977	17,483,188
Karen A. Dawes	46,762,424	3,318,823	1,050,186	17,483,188
James J. Galeota, Jr.	46,916,892	3,055,823	1,158,716	17,483,188
Arthur J. Higgins	45,894,831	4,341,035	895,567	17,483,188
Heather L. Mason	47,108,557	2,937,674	1,085,202	17,483,188
William T. McKee	46,106,503	3,961,204	1,063,726	17,483,188
Peter D. Staple	48,957,007	1,105,170	1,069,256	17,483,188
James L. Tyree	46,942,077	3,142,904	1,046,452	17,483,188
David E Wheadon	46,985,740	3,056,334	1,089,359	17,483,188

Proposal 3: The stockholders of the Company approved an increase in the number of shares available for issuance under Assertio's Amended and Restated 2014 Omnibus Incentive Plan. The votes on Proposal 3 were as follows:

Votes For	35,122,595
Votes Against	15,540,836
Abstentions	468,002
Broker Non-Votes	17,483,188

Proposal 4: The stockholders of the Company approved an increase in the number of shares available for issuance under Assertio's Amended and Restated 2004 Employee Stock Purchase Plan. The votes on Proposal 4 were as follows:

Votes For	45,321,763
Votes Against	5,320,260
Abstentions	489,410
Broker Non-Votes	17,483,188

Proposal 5: The stockholders of the Company approved an amendment to Assertio's certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-4. The votes on Proposal 5 were as follows:

Votes For	51,993,213
Votes Against	12,071,919
Abstentions	4,549,489

Proposal 6: The stockholders of the Company failed to approve on an advisory basis, the compensation of Assertio's named executive officers. The votes on Proposal 6 were as follows:

Votes For	16,351,370
Votes Against	34,534,663
Abstentions	245,400
Broker Non-Votes	17,483,188

Proposal 7: The stockholders of the Company approved, on an advisory basis, the Merger-related executive compensation arrangements . The votes on Proposal 7 were as follows:

Votes For	41,866,067
Votes Against	8,902,629
Abstentions	362,737
Broker Non-Votes	17,483,188

Proposal 8: The stockholders of the Company ratified the appointment of Ernst & Young LLP as Assertio's independent registered public accounting firm for the fiscal year ended December 31, 2020 . The votes on Proposal 8 were as follows:

Votes For	62,648,769
Votes Against	836,269
Abstentions	5,129,583

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated May 19, 2020, by and among Assertio Therapeutics, Inc., Assertio Holdings, Inc., and Alligator Merger Sub, Inc.
2.2	Certificate of Merger dated May 19, 2020
3.1	Amended and Restated By-laws of Assertio Therapeutics, Inc. dated May 19, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020

ASSERTIO THERAPEUTICS, INC.

/s/ Daniel A. Peisert
Daniel A. Peisert
Chief Financial Officer